EIGHTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

This Eighth Amendment to Consolidated Amended and Restated Master Lease (this “Amendment”) is executed and delivered as of March 31, 2009 by and between STERLING ACQUISITION CORP., a Kentucky corporation (“Lessor”), the address of which is 9690 Deereco Road, Suite 100, Timonium, MD 21093, and DIVERSICARE LEASING CORP., a Tennessee corporation, the address of which is 1621 Galleria Boulevard, Brentwood, TN  37027.

RECITALS:

A.           Lessee has executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated as of November 8, 2000, but effective as of October 1, 2000 (the “Master Lease”), as amended by a First Amendment to Consolidated Amended and Restated Master Lease dated as of September 30, 2001 (the “First Amendment”), a Second Amendment to Consolidated Amended and Restated Master Lease dated as of June 15, 2005 (the “Second Amendment”), a Third Amendment to Consolidated Amended and Restated Master Lease dated as of October 20, 2006 (the “Third Amendment”), a Fourth Amendment to Consolidated Amended and Restated Master Lease dated as of April 1, 2007 (the “Fourth Amendment”), a Fifth Amendment to Consolidated Amended and Restated Master Lease dated as of August 10, 2007 (the “Fifth Amendment”), a Sixth Amendment to Consolidated Amended and Restated Master Lease dated as of March 14, 2008 (the “Sixth Amendment”) and a Seventh Amendment to Consolidated Amended and Restated Master Lease dated as of October 24, 2008 (collectively, the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities.

B.           The State of Arkansas has filed suit in the Circuit Court of Garland County, Arkansas (the “Court”) to condemn the real property described in Schedule 1 to this Amendment (the “Condemned Property”).

C.           Pursuant to a Consent Judgment among Lessee, Lessor and the State of Arkansas, Lessee and Lessor have consented to such condemnation.

D.           Lessor and Lessee desire to delete the Condemned Property from the definition of “Land” in the Master Lease.

NOW THEREFORE, the parties agree as follows:

1. Definitions.  Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Master Lease.  From and after the date of this Amendment, each reference in the Existing Master Lease or the other Transaction Documents to the “Lease” or “Master Lease” means, as applicable, the Existing Master Lease as modified by this Amendment.

2. Condemned Property.  Effective upon the entry by the Court of the Consent Judgment, Exhibit A-9 to the Existing Master Lease is amended and restated in its entirety by Exhibit A-9 to this Amendment such that the Condemned Property is deleted from the real property defined as the “Land” in the Master Lease and is no longer covered by the Master Lease.

3. Representations and Warranties of Lessee.  Lessee hereby represents and warrants to Lessor that (i) it has the right and power and is duly authorized to enter into this Amendment; and (ii) the execution of this Amendment does not and will not constitute a breach of any provision contained in any agreement or instrument to which Lessee is or may become a party or by which Lessee is or may be bound or affected.

4. Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

5. Headings.  Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

6. Enforceability.  Except as expressly and specifically set forth herein, the Existing Master Lease remains unmodified and in full force and effect.  In the event of any discrepancy between the Existing Master Lease and this Amendment, the terms and conditions of this Amendment will control and the Existing Master Lease is deemed amended to conform hereto.

[SIGNATURE PAGES AND ACKNOWLEDGEMENTS FOLLOW]

Signature Page to
EIGHTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSOR:

STERLING ACQUISITION CORP.,
a Kentucky corporation

By:/s/ Daniel J. Booth
Name: Daniel J. Booth
Title:   Chief Operating Officer

STATE OF MARYLAND             )

COUNTY OF BALTIMORE          )

This instrument was acknowledged before me on the 24th day of March, 2009, by Daniel Booth, the COO of STERLING ACQUISITION CORP., a Kentucky corporation, on behalf of said company.

Judith A. Jacobs
Notary Public, Baltimore County, MD
My commission expires:  May 12, 2012

Signature Page 1 of 2

Signature Page to
EIGHTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSEE:

DIVERSICARE LEASING CORP.,
a Tennessee corporation

By:/s/ Glynn Riddle
Name:   Glynn Riddle
Title:     EVP and CFO

STATE OF TENNESSEE                   )

COUNTY OF WILLIAMSON           )

This instrument was acknowledged before me on the 25th day of March, 2009, by Glynn Riddle, the EVP & CFO of DIVERSICARE LEASING CORP., a Tennessee corporation, on behalf of said company

Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My commission expires: 1/24/2010

Signature Page 2 of 2

Acknowledgment to
EIGHTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

The undersigned hereby consent to the transactions contemplated by this Eighth Amendment to Consolidated Amended and Restated Master Lease (the “Seventh Amendment”), ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the  Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Seventh Amendment.

ADVOCAT, INC. a Delaware corporation

By:           /s/ Glynn Riddle
Name:       Glynn Riddle
Title:         EVP & CFO

STATE OF TENNESSEE                  )

COUNTY OF WILLIAMSON          )

The foregoing instrument was acknowledged before me this 25th day of March, 2009, by Glynn Riddle, who is EVP & CFO of ADVOCAT, INC. a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My Commission Expires: 1/24/2010

Acknowledgment Page 1 of 5

Acknowledgment to
EIGHTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

DIVERSICARE MANAGEMENT SERVICES CO.,
a Tennessee corporation

By:           /s/ Glynn Riddle
Name:       Glynn Riddle
Title:          EVP & CFO

STATE OF TENNESSEE                            )

COUNTY OF WILLIAMSON                    )

The foregoing instrument was acknowledged before me this 25th day of March, 2009, by Glynn Riddle, who is EVP & CFO of DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My Commission Expires: 1/24/2010

Acknowledgment Page  2 of 5

Acknowledgment to
EIGHTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

ADVOCAT FINANCE INC.,
a Delaware corporation

By:           /s/ Glynn Riddle
Name:       Glynn Riddle
Title:          EVP & CFO

STATE OF TENNESSEE                                      )

COUNTY OF WILLIAMSON                              )

The foregoing instrument was acknowledged before me this 25th day of March, 2009, by Glynn Riddle, who is EVP & CFO of ADVOCAT FINANCE INC., a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My Commission Expires: 1/24/2010

Acknowledgment Page 3 of 5

Acknowledgment to
EIGHTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

STERLING HEALTH CARE
MANAGEMENT, INC., a Kentucky corporation

By:           /s/ Glynn Riddle
Name:       Glynn Riddle
Title:          EVP & CFO

STATE OF TENNESSEE                                         )

COUNTY OF WILLIAMSON                                 )

The foregoing instrument was acknowledged before me this 25th day of March, 2009, by Glynn Riddle, who is EVP & CFO of STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My Commission Expires: 1/24/2010

Acknowledgment Page 4 of 5

Acknowledgment to
EIGHTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

DIVERSICARE TEXAS I, LLC

By:           /s/ Glynn Riddle
Name:       Glynn Riddle
Title:         EVP & CFO

DIVERSICARE BALLINGER, LLC
DIVERSICARE DOCTORS, LLC
DIVERSICARE ESTATES, LLC
DIVERSICARE HUMBLE, LLC
DIVERSICARE KATY, LLC
DIVERSICARE NORMANDY TERRACE, LLC
DIVERSICARE TREEMONT, LLC

BY:           DIVERSICARE TEXAS I, LLC,
its sole member

By:           /s/ Glynn Riddle
Name:       Glynn Riddle
Title:         EVP & CFO

STATE OF TENNESSEE                            )

COUNTY OF WILLIAMSON                    )

The foregoing instrument was acknowledged before me this 25th day of March, 2009, by Glynn Riddle, who is EVP & CFO of DIVERSICARE TEXAS I, LLC, on behalf of itself and as the sole member of each of DIVERSICARE BALLINGER, LLC, DIVERSICARE DOCTORS, LLC, DIVERSICARE ESTATES, LLC, DIVERSICARE HUMBLE, LLC, DIVERSICARE KATY, LLC, DIVERSICARE NORMANDY TERRACE, LLC, and DIVERSICARE TREEMONT, LLC, each a Delaware limited liability company, on behalf of the limited liability companies, who acknowledged the same to be his or her free act and deed and the free act and deed of the limited liability companies.

Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My Commission Expires: 1/24/2010

Acknowledgment Page 5 of 5

Exhibit and Schedules to
EIGHTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

Schedule 1

Condemned Property

Part of the Northeast Quarter of the Northeast Quarter of Section 22, Township 3 South; Range 19 West, Garland County, Arkansas, more particularly described as follows:

Commencing at a 2 inch pipe being used as the Northeast sixteenth corner of Section 22: thence North 01° 24’ 08” East along the West line of the Northeast Quarter of the Northeast Quarter of Section 22 a distance of 517.69 feet to a point on the Northwesterly prescriptive right of way line of Arkansas State Highway 128 as established by Affidavit from AHTD dated December 15, 2004; thence in a Northeasterly direction along said right of way line on a curve to the right having a radius of 425.84 feet a distance of 4.26 feet having a chord bearing of North 62° 38’ 50” East a distance of 4.26 feet to a point; thence North 62° 56’ 01” East along said right of way line a distance of 109.43 feet to a point; thence North 64° 00’ 24” East along said right of way line a distance of 298.50 feet to a point on the Northwesterly right of way line of Arkansas State Highway 128 as established by AHTD Job 061137 for the POINT OF BEGINNING; thence North 10° 56' 53" East along said right of way line a distance of 49.99 feet to a point; thence North 66° 27' 15" East along said right of way line a distance of 240.21 feet to a point; thence South 65° 51' 16" East along said right of way line a distance of 38.96 feet to a point on the Northwesterly prescriptive right of way line of Arkansas State Highway 128 as established by Affidavit from AHTD dated December 15, 2004; thence South 64° 10' 43" West along said right of way line a distance of 68.93 feet to a point; thence South 64° 00' 24" West along said right of way line a distance of 226.07 feet to the point of beginning and containing 0.21 acres more or less as shown on plans prepared by the AHTD referenced as Job 061137.

End of Description

Schedule 1 – Page 1 of 1

Exhibit and Schedules to
EIGHTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

EXHIBIT A-9

DESCRIPION OF LAND

Name of Facility:                 Garland Nursing and Rehabilitation Center

Facility Address:                 610 Carpenter Dam Road
Hot Springs, Arkansas 71901

Name of Facility:                   Garland Village Apartments

Facility Address:                  600 Carpenter Dam Road
Hot Springs, Arkansas 71901

Legal Description:

Garland Nursing and Rehabilitation Center

A part of the NE ¼ NE ¼ of Section 22, Township 3 South, Range 19 West, Garland County, Arkansas, and more particularly described as follows: Commence at the Northwest corner of the said NE ¼ NE ¼ of Section 22; thence South along the West line of said NE ¼ NE ¼ a distance of 281 feet to the point of beginning; thence East 402 feet; thence South 295 feet to the North right-of-way of State Highway No. 128; thence South 63 degrees 25 minutes West along said right-of-way 450 feet to the West line of said NE ¼ NE ¼; thence North 500 feet to the point of beginning. LESS AND EXCEPT the following three tracts of land:

Tract A:  Begin at the Northwest corner of the said NE ¼ NE ¼; thence East along the North line thereof a distance of 1,231.5 feet to the West right-of-way line of State Highway No. 128, which is the point of beginning; thence West 10 feet; thence Southwesterly along a line which is parallel to and Northwesterly a distance of 10 feet from said West right-of-way line of State Highway No. 128, as presently located, a distance of 1,515 feet, more or less, to a point on the West line of the said NE ¼ NE ¼ which is 10 feet more or less from said West right-of-way line; thence South along the West line of said NE ¼ NE ¼ to the West right-of-way line; thence Northeasterly along said West right-of-way line a distance of 1,545.50 feet to the point of beginning; being a strip of ground 10 feet wide and adjacent to the West right-of-way of Sate Highway No. 128 (also known as Carpenter Dam Road) which is the Southeasterly 10 feet of the total tract of real property described in Deeds appearing in Deed Book 919 at Pages 42, 43, 45, 46, 47, 231 and 232, all in the records of the Circuit Clerk and Ex-Officio Recorder of Garland County, Arkansas.

Tract B:  Commence at the Northwest corner of the said NE ¼ NE ¼; thence South along the West line of said NE ¼ NE ¼ a distance of 281.0 feet; thence East 300 feet to the point of beginning; thence continue East 102 feet; thence South 211.69 feet; thence South 62 degrees 23 minutes West 31.76 feet; thence North 27 degrees 52 minutes West 158.0 feet; thence North 86.76 feet to the point of beginning.

TRACT NO. C
Part of the Northeast Quarter of the Northeast Quarter of Section 22, Township 3 South; Range 19 West, Garland County, Arkansas, more particularly described as follows:

Commencing at a 2 inch pipe being used as the Northeast sixteenth corner of Section 22: thence North 01° 24’ 08” East along the West line of the Northeast Quarter of the Northeast Quarter of Section 22 a distance of 517.69 feet to a point on the Northwesterly prescriptive right of way line of Arkansas State Highway 128 as established by Affidavit from AHTD dated December 15, 2004; thence in a Northeasterly direction along said right of way line on a curve to the right having a radius of 425.84 feet a distance of 4.26 feet having a chord bearing of North 62° 38’ 50” East a distance of 4.26 feet to a point; thence North 62° 56’ 01” East along said right of way line a distance of 109.43 feet to a point; thence North 64° 00’ 24” East along said right of way line a distance of 298.50 feet to a point on the Northwesterly right of way line of Arkansas State Highway 128 as established by AHTD Job 061137 for the POINT OF BEGINNING; thence North 10° 56' 53" East along said right of way line a distance of 49.99 feet to a point; thence North 66° 27' 15" East along said right of way line a distance of 240.21 feet to a point; thence South 65° 51' 16" East along said right of way line a distance of 38.96 feet to a point on the Northwesterly prescriptive right of way line of Arkansas State Highway 128 as established by Affidavit from AHTD dated December 15, 2004; thence South 64° 10' 43" West along said right of way line a distance of 68.93 feet to a point; thence South 64° 00' 24" West along said right of way line a distance of 226.07 feet to the point of beginning and containing 0.21 acres more or less as shown on plans prepared by the AHTD referenced as Job 061137.

Garland Village Apartments

A part of the NE ¼ NE ¼ of Section 22, Township 3 South, Range 19 West, Garland County, Arkansas, and more particularly described as follows:

Commence at the Northwest corner of the said NE ¼ NE ¼ of Section 22; thence South 281.0 feet; thence East 300.0 feet to the point of beginning; thence North 15 feet; thence East 218 feet; thence South 166 feet; thence South 62 degrees 23 minutes West 162.69 feet; thence North 27 degrees 52 minutes West 158.0 feet; thence North 86.74 feet to the point of beginning.

All being the same property conveyed to Omega Healthcare Investors, Inc. by Warranty Deed from Diversicare Corporation of America – Arkansas recorded in Record Book 1452, Page 735, Circuit Clerk and Ex-Officio Recorder, Garland County, Arkansas; and further conveyed to Sterling Acquisition Corp., a Kentucky corporation, by General Warranty Deed recorded in Book 2005, Pages 932-935 in the Office of the Circuit Clerk and Ex-Officio Recorder, Garland County, Arkansas; provided that Tract C above was conveyed to the State of Arkansas pursuant to a Consent Judgment entered in the Circuit Court for the County of Garland, State of Arkansas, and recorded in Book ____, Page ___ in the Office of the Circuit Clerk and Ex-Officio Recorder, Garland County, Arkansas.